Report

SCUDDER
INVESTMENTS(SM)
[LOGO]

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BOND/GLOBAL
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Scudder Emerging
Markets Income Fund

Fund #076

Annual Report
October 31, 1999

The fund's primary investment objective is to provide investors with high current income. As a secondary investment objective, the fund seeks long-term capital appreciation.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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             4    Letter from the Fund's President

             6    Performance Update

             8    Portfolio Summary

             9    Portfolio Management Discussion

            16    Glossary of Investment Terms

            17    Investment Portfolio

            21    Financial Statements

            24    Financial Highlights

            25    Notes to Financial Statements

            29    Report of Independent Accountants

            30    Tax Information

            31    Officers and Directors

            32    Investment Products and Services

            34    Scudder Solutions


2 SCUDDER EMERGING MARKETS INCOME FUND

Scudder Emerging Markets Income Fund
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ticket symbol SCEMX                                              fund number 076
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Date of Inception:
12/31/93

                  o Scudder Emerging Markets Income Fund's return for its most recent fiscal year ended October 31, 1999, was 16.70%. The fund emphasized higher credit quality issuers over the 12 months ended October 31 given the increased volatility which marked the period. The J.P. Morgan Emerging Markets Bond Global Constrained Index returned 19.37% during the same period. As of October 31, the Fund's 30-day net annualized yield was 8.36%.

Total Net Assets as of 10/31/99:
$192 million

                  o Attractive yields and credit improvements in several areas allowed emerging markets to move higher despite Brazil's early devaluation and Ecuador's Brady Bond default.

                  o The fund benefited from its position in Asia early in the year, as credit upgrades pushed prices higher. We have since increased our weighting in Latin America as we expect economic growth to shift to the region in 2000.


                                          SCUDDER EMERGING MARKETS INCOME FUND 3

Letter from the Fund's President
--------------------------------------------------------------------------------

[PHOTO]

Nicholas Bratt,
President,
Scudder Emerging
Markets Income Fund

Dear Shareholders,

During the 12-month period ended October 31, 1999, credit differentiation and regional cycles played key roles in driving emerging market bond returns. Investors increasingly draw a distinction between isolated trouble spots and the overall soundness of the emerging market economy. Despite Brazil's devaluation, Ecuador's Brady Bond default, and the U.S. Federal Reserve's three quarters of a percentage point tightening, emerging markets took a positive step forward during the period as Asia rebounded.

Over its most recent fiscal year ended October 31, 1999, your fund returned 16.70%. The fund emphasized higher credit quality issuers over the 12 months ended October 31 given the heightened volatility which marked the period. The J.P. Morgan Emerging Markets Bond Global Constrained Index returned 19.37% during the same period. After taking a cautious approach to Latin America -- the largest segment of our market -- we are prepared to expand our allocation there as we believe that region of the world is poised to lead the market higher. Flexible exchange rate regimes, strong commodity prices, and expanding global economic growth are all positive signs for Latin America and the emerging markets in general. For more information about Scudder Emerging Markets Income Fund's investment environment, strategy, and outlook, please read the interview that begins on page 9.


4 SCUDDER EMERGING MARKETS INCOME FUND

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It should be noted that Daniel Pierce retired in June of this year as Chairman of Scudder Emerging Markets Income Fund, at which time I assumed his roles and responsibilities. We are fortunate that Dan's long-standing affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Scudder Emerging Markets Income Fund team in this capacity, and look forward to serving your interests.

As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your fund. Or visit Scudder's Web site at www.scudder.com. Page 34 provides more information on how to contact Scudder. Thank you for choosing Scudder Emerging Markets Income Fund to help meet your investment needs.

Sincerely,

/s/ Nicholas Bratt

Nicholas Bratt
President,
Scudder Emerging Markets Income Fund


                                          SCUDDER EMERGING MARKETS INCOME FUND 5

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE.

DATA:

                              Scudder               J.P. Morgan
                              Emerging Markets      Emerging Markets
                              Income Fund           Bond Index Plus*

             12/93**             10000                  10000
               '94                9646                   8678
               '95                9980                   9326
               '96               13951                  13475
               '97               15672                  14933
               '98               11345                  13424
               '99               13240                  16109

                         Yearly periods ended October 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                            Total Return
                                    Growth of                           Average
Period ended 10/31/1999              $10,000          Cumulative        Annual
--------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund
--------------------------------------------------------------------------------
1 year                             $   11,670            16.70%           16.70%
5 year                             $   13,726            37.26%            6.54%
Life of Fund**                     $   13,240            32.40%            4.93%
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus*
--------------------------------------------------------------------------------
1 year                             $   12,000            20.00%           20.00%
5 year                             $   18,563            85.63%           13.16%
Life of Fund**                     $   16,109            61.09%            8.51%

* The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on December 31, 1993. Index comparisons begin on December 31, 1993.


6 SCUDDER EMERGING MARKETS INCOME FUND

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--------------------------------------------------------------------------------
Returns and Per Share Infomation
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING TOTAL RETURNS IN THE TABLE BELOW FOR THE FUND AND THE INDEX*.

                         Yearly periods ended October 31

                                  1994**   1995    1996    1997    1998    1999
--------------------------------------------------------------------------------
Fund Total
Return (%)                        -3.54    3.46   39.78   12.34  -27.60   16.70

Index Total
Return (%)                       -13.22    7.46   44.49   10.82  -10.11   20.00

Net Asset Value ($)               11.05   10.26   12.98   12.22    7.04    7.46

Dividends ($)                       .51    1.11    1.19    1.10    1.01     .64

Capital Gains
Distributions ($)                    --      --      --    1.18    1.50      --

Tax Return on
Capital                              --      --      --      --      --     .06

* The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on December 31, 1993. Index comparisons begin on December 31, 1993.

      Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the five year and life of Fund periods would have been lower.


                                          SCUDDER EMERGING MARKETS INCOME FUND 7

Portfolio Summary
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

[PIE CHART]

Debt Obligations            92%
Cash Equivalents             8%
-------------------------------
                           100%
-------------------------------

The Fund is largely invested in the income markets of emerging countries, with a cash position of less than 10%.

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------

[PIE CHART]

(Excludes 8% Cash Equivalents)
Mexico                      20%
Brazil                      13%
Argentina                    9%
Venezuela                    8%
Russia                       8%
Bulgaria                     6%
Colombia                     5%
Turkey                       5%
Philippines                  4%
Other                       22%
-------------------------------
                           100%
-------------------------------

Mexico, our largest holding, has benefited from its strong link to the U.S.economy.

--------------------------------------------------------------------------------
Currency Exposure
--------------------------------------------------------------------------------

United States              100%
-------------------------------
                           100%
-------------------------------

The Fund invests primarily in dollar-denominated sovereign issues.

--------------------------------------------------------------------------------
Average Life
--------------------------------------------------------------------------------

[PIE CHART]

(Excludes 8% Cash Equivalents)
0 < 3 years                  4%
3 < 5 years                 17%
5 < 10 years                41%
10+ years                   38%
-------------------------------
                           100%
-------------------------------

Fund assets are invested in instruments with a range of maturities.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.


8 SCUDDER EMERGING MARKETS INCOME FUND

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 1999

For a discussion of Scudder Emerging Markets Income Fund's performance and strategy over the fund's most recent fiscal year, we present an interview with lead portfolio manager Susan E. Dahl and portfolio manager M. Isabel Saltzman.

      Q: How did Scudder Emerging Markets Income Fund perform over the 12-month period ended October 31?

      A: For the 12-month period ended October 31, 1999, the fund posted a 16.70% total return. The fund emphasized higher credit quality issuers over the 12 months ended October 31 given the increased level of volatility in emerging markets during that time. The J.P. Morgan Emerging Markets Bond Global Constrained Index returned 19.37% during the period. The fund's 30-day net annualized yield was 8.36% as of October 31.

      Q: Can you characterize the overall tone of the market during the period?

      A: Over the most recent fiscal year, we believe that emerging markets debt began to show signs of a new maturity. Despite turmoil in some key countries during the past year, the market remained on course, yielding attractive returns. And rather than indiscriminately selling all emerging market credits at the first hint of bad news over the past 12 months, investors differentiated among credits of various emerging markets countries -- a promising sign.

      Q: What were the key events around the globe over the past year?

      A: A potentially troublesome event that actually presaged a positive turn in the market was Brazil's currency devaluation in January 1999. Though the market initially reacted to pressure on Brazil's fixed currency peg by selling off in late 1998, it rebounded quickly following Brazil's decision to float the real -- a de facto devaluation. Importantly, the Brazilian government acted quickly to shore up support at the International Monetary Fund (IMF) and the World Bank. It also appointed a central


                                          SCUDDER EMERGING MARKETS INCOME FUND 9

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      bank governor favored by the capital markets, and adopted stringent fiscal and monetary policy stances. Three key factors aided Brazilian sovereign debt's recovery: Brazil adopted tight monetary and fiscal policies; it continued to receive significant foreign direct investment; and investors can now be more confident that Brazil's reserves will be available to finance external debt -- and will not be used up to defend its currency -- going forward. Following its float, we adopted a wait-and-see approach to Brazil, remaining modestly underweight and watching intently for signs of progress. We have gradually added to our position over the past several quarters as Brazil appears to be making good on its promises to the IMF.
      In addition, Brazil is receiving record levels of direct investment and is showing signs of economic growth. The country's fiscal health should receive a boost next year when tax revenues reflect a growing economy. Asia's rebound was another top story this year. An impressive recovery in economic growth has supported broad improvement in fundamentals, driving several credit upgrades in the region. With the recent recovery in Japan now taking hold, Asian countries should see another boost to exports which until now have been largely sustained by U.S. demand. Finally, it's interesting to note the increasing instances of active debt management by emerging countries through debt exchanges and Brady bond buybacks. Brazil, for example, recently exchanged some of their Brady debt for Eurobonds. This transaction provided a huge boost for Brazilian debt. The
      Philippines, Argentina, and Mexico have also undertaken active debt management programs which have helped to boost the market.

      Q: What was the effect of Brazil's devaluation on major Latin American countries?

      A: The effects were quite mixed. Argentine trade was negatively affected because it is a major exporter to Brazil, while Mexico continued its strong positive trend. In


10 SCUDDER EMERGING MARKETS INCOME FUND

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      Mexico's case, much of its ability to avoid economic "contagion" results from the country's strong link to the U.S. economy -- more than 85% of Mexican exports go to the United States. Mexico's flexible exchange rate, strong currency, tight fiscal discipline, and declining inflation have also contributed to the country's strong performance and improving credit fundamentals. Rising oil prices are also benefiting Mexico's balance sheet, which relies on oil for one third of income. While presidential elections in 2000 may add a risk premium to Mexican assets in the short run, we believe that the country's strong fundamental story continues to be compelling. Mexico remains one of the fund's largest positions.

      Venezuela has also performed relatively well over the year, mostly on the strength of oil prices. Unfortunately, President Chavez has continued to focus on constitutional changes rather than on economic reform. Argentine debt rallied strongly late in the third quarter, buoyed by the brightening electoral chances of the market's favored presidential candidate, Fernando de la Rua. We are currently awaiting de la Rua's cabinet appointments. His challenge -- a difficult one -- is to demonstrate fiscal austerity to the international markets and at the same time, promote economic growth internally.

      Q: On September 30th, the Ecuadoran government defaulted on its Brady debt, the first time such a default has occurred. Did this event have a major impact on emerging markets?

      A: Though Ecuador took center stage during the third quarter, this situation was priced into the market for months in advance. The actual default had little lasting impact on other Latin American issuers. The fund, having no Ecuadoran exposure at the time, was largely unaffected. Ecuador needs to enact a fiscal austerity program that will satisfy the IMF, improve its tax collection, and obtain agreements with private investors to lengthen the maturity of its Eurobonds. We expect this to be a drawn-out process.


                                         SCUDDER EMERGING MARKETS INCOME FUND 11

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      Q: What other major events moved the market during the period?

      A: The U.S. Federal Reserve had a significant impact on global fixed income markets during the period. Its move to a tightening bias in May, and its three subsequent interest rate increases totaling three quarters of a percentage point prompted emerging market investors to worry about how high the Fed would raise interest rates. They also wondered where economic growth would come from if Fed actions did considerably slow the U.S. economy. At this point the market seems confident that the Fed is managing a soft landing for the U.S. economy, an important consideration for emerging markets.

      Second, the market focused on issues related to Y2K beginning in the second quarter. Uncertainty over what the market's appetite for new issues would be during the last months of the year (with the approach of the Y2K rollover) raised concerns that issuers would move their remaining 1999 financing needs forward. These concerns put significant pressure on global credit spreads during the second quarter. With supply now declining as year end approaches, volatility has also subsided.

      Q: Please characterize the fund's overall strategy.

      A: During the period we sought to identify regions where growth would support credit fundamentals, thereby providing the portfolio with competitive returns, as well as additional stability during periods of market volatility. This led us to a strong weighting in Asia as we entered the first quarter. The return of economic growth in Asia, which has largely been driven by exports, has improved tax collection, external balances, unemployment statistics, and hard currency reserves. All of these factors are important in determining credit ratings, and helped to drive several credit upgrades in the region. At the same time, our concern over the effect that a negative outcome in Brazil might have on that region's economy led us to underweight Latin America during the first quarter.


12 SCUDDER EMERGING MARKETS INCOME FUND

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      Our improved outlook for economic growth in Latin America during 2000 has led us to increase the fund's exposure to this region over the final three months of the period. This reallocation has coincided with an improvement in commodity prices, a second important theme for the portfolio: As commodity exporters, many emerging market economies benefit from increasing commodity prices. The rebound in the prices of several key commodities has reinforced our view that Latin America will offer superior returns in the coming months.

      Q: How do you account for the difference between the fund's return and that of the index?

      A: The difference between the performance of the fund and the index is primarily due to the fund's strong underweight in Russia. Russian assets have staged a sharp recovery during the period on what appear to be overly optimistic assumptions regarding debt service capacity and debt restructuring. The lack of transparency regarding important financial matters in combination with an inability by the government to reduce illegal capital flight leads us to maintain a cautious approach to Russia.

      Q: What is your outlook for emerging market debt over the coming months?

      A: While risks remain, we believe several key factors will create a positive environment for many emerging market issuers during the coming year. First, an expansion of growth outside the United States should put global economic conditions on a firmer footing. Second, since many emerging market economies export commodities, a firming of commodity prices will help to improve economic fundamentals. And third, the attractive yield on emerging market securities should continue to attract new investors to the asset class.

      Overall, we remain optimistic about the markets, and we will continue to emphasize credit quality and liquidity. Global fundamentals remain supportive, and underlying economic trends make us believe that emerging market


                                         SCUDDER EMERGING MARKETS INCOME FUND 13

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      credit spreads will tighten further. Among the regions we favor, we believe that Latin America remains poised to lead the market higher. With room for further cuts in interest rates, and increasing foreign direct investment in this region, we expect Latin America to continue its economic turnaround. We are, however, mindful of the risks that remain. A sharp downturn in U.S. equities or a significant uptick in U.S. inflation could adversely affect spread levels and emerging market bond prices. Scudder Emerging Markets Income Fund will continue to search for opportunities throughout the world to provide our shareholders with high current income as well as long-term capital appreciation.


14 SCUDDER EMERGING MARKETS INCOME FUND

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Scudder Emerging Markets Income Fund:
A Team Approach to Investing

Scudder Emerging Markets Income Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

[PHOTO]
Susan E. Dahl

Lead portfolio manager Susan E. Dahl assumed responsibility for the fund's investment strategies and day-to-day management in 1996. Ms. Dahl, who has eight years of investment experience in emerging markets, joined the fund's team in 1994 and the Adviser in 1987.

[PHOTO]
M. Isabel Saltzman

Portfolio manager M. Isabel Saltzman assists with the development and execution of investment strategy. Ms. Saltzman, who joined the Adviser in 1990, has been involved in foreign finance and investing since 1979 and contributes special expertise in Latin America.


                                         SCUDDER EMERGING MARKETS INCOME FUND 15

Glossary of Investment Terms
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Bond

An interest-bearing security issued by a government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

Capital Flows

The movement of capital from one country to another in search of investment opportunities and to accommodate trade.

Coupon

The interest rate on a bond the issuer (in the case of sovereign emerging market bonds, a country) promises to pay to the holder of the bond until maturity, expressed as a semiannual percentage of face value. As an example, a bond with a 10% coupon will pay $100 of the face amount of $1,000 each year.

Inflation

An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

30-day SEC Yield

The standard yield reference for bond funds since the SEC required all bond funds to quote yields based on a prescribed formula. This yield calculation reflects the 30-day average of the net annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity.

Total Return

The most common yardstick to measure the performance of a fund. Total return -- annualized or compounded -- is based on a combination of capital return plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

Yield Spread

The difference in yield between various types of bonds. An emerging market bond's yield is generally measured against the yield of a Treasury bond of similar maturity as a market yardstick. If yield spreads are "narrow," for example, it often means that emerging market bond yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


16 SCUDDER EMERGING MARKETS INCOME FUND

Investment Portfolio                                      as of October 31, 1999
--------------------------------------------------------------------------------

                                                                    Principal         Market
                                                                   Amount ($)        Value ($)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Repurchase Agreements 2.9%
----------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette
  dated 10/29/1999 at 5.2%, to be repurchased at
  $5,932,570 on 11/1/1999, collateralized by a $5,936,000
  U.S. Treasury Bond Inflationary Index, 3.625%, 1/15/2008
  (Cost $5,930,000) ...........................................    5,930,000         5,930,000

----------------------------------------------------------------------------------------------
U.S. Government Agency Debt Obligations 5.0%
----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 11/1/1999
  (Cost $10,000,000) ..........................................   10,000,000        10,000,000

----------------------------------------------------------------------------------------------
U.S. Dollar Denominated Debt Obligations 92.1%
----------------------------------------------------------------------------------------------
Argentina 8.2%
Argentine Republic , Collateralized Discount Bond, Floating
  Rate Bond, Series L, LIBOR plus .8125% (6.8125%),
  3/31/2023 ...................................................    1,850,000         1,403,688
Argentine Republic, Floating Rate Bond, Series L, LIBOR
  plus .8125%, (6.8125%), 3/31/2005 ...........................    8,866,000         7,848,183
Republic of Argentina, 11%, 12/4/2005 .........................    7,650,000         7,305,750
                                                                                   -----------
                                                                                    16,557,621
                                                                                   -----------

Brazil 11.9%
Federative Republic of Brazil, "New" Money Bond, Floating
  Rate Bond, LIBOR plus .875% (7%), 4/15/2009 .................    5,700,000         4,189,500
Federative Republic of Brazil, Debt Conversion Bond,
  Series L, LIBOR plus .875% (7%), 4/15/2012 ..................    6,405,000         4,203,281
Federative Republic of Brazil, 9.375%, 4/7/2008 ...............    7,300,000         5,986,000
Federative Republic of Brazil Global Bond, 10.125%,
  5/15/2027 ...................................................    3,500,000         2,747,500
Federative Republic of Brazil, 11.625%, 4/15/2004 .............    7,070,000         6,787,200
                                                                                   -----------
                                                                                    23,913,481
                                                                                   -----------

Bulgaria 5.4%
Republic of Bulgaria, Interest Arrears Bond, LIBOR
  plus .8125% (6.5%), 7/28/2011 ...............................    9,780,000         7,457,250
Republic of Bulgaria, Collateralized Floating Rate Interest
  Reduction Bond, "A", Step-up Coupon, 2.75%,
  7/28/2012 ...................................................    3,680,000         2,479,400
Republic of Bulgaria, Collateralized Discount Bond,
  Tranche A, LIBOR plus .8125% (6.5%), 7/28/2024 ..............    1,220,000           904,325
                                                                                   -----------
                                                                                    10,840,975
                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                                         SCUDDER EMERGING MARKETS INCOME FUND 17

--------------------------------------------------------------------------------

                                                                    Principal         Market
                                                                   Amount ($)        Value ($)
----------------------------------------------------------------------------------------------
Colombia 4.8%
Republic of Colombia, 7.625%, 2/15/2007 .......................    6,060,000         4,988,168
Republic of Columbia, 8.375%, 2/15/2027 .......................    1,900,000         1,415,500
Republic of Columbia, 8.625%, 4/1/2008 ........................      450,000           383,625
Republic of Columbia, 9.75%, 4/23/2009 ........................    3,045,000         2,770,950
                                                                                   -----------
                                                                                     9,558,243
                                                                                   -----------

Jamaica 1.7%
Government of Jamaica, 10.875%, 6/10/2005 .....................    3,690,000         3,450,150
                                                                                   -----------
Korea 0.6%
Republic of Korea, 8.875%, 4/15/2008 ..........................    1,055,000         1,097,200
                                                                                   -----------
Malaysia 3.0%
Government of Malaysia, 8.75%, 6/1/2009 .......................    5,560,000         5,712,900
Petroliam Nasional BHD, 8.875%, 8/1/2004 ......................      250,000           256,950
                                                                                   -----------
                                                                                     5,969,850
                                                                                   -----------

Mexico 18.2%
Petroleos Mexicanos S.A., 9.5%, 9/15/2027 .....................   12,395,000        10,659,700
United Mexican States Global Bond, 11.375%, 9/15/2016 .........      150,000           159,975
United Mexican States, Floating Rate Discount Bond
  (Detachable Oil Priced Indexed Value Recovery Rights),
  Series A, LIBOR plus .8125%, (6.9325%), 12/31/2019 ..........    6,000,000         5,250,000
United Mexican States, Floating Rate Discount Bond
  (Detachable Oil Priced Indexed Value Recovery Rights),
  Series D, LIBOR plus .8125% (6.0675%), 12/31/2019 ...........   13,150,000        11,506,250
United Mexican States, Floating Rate Discount Note
  (Detachable Oil Priced Indexed Value Recovery Rights),
  Series B, LIBOR plus .8125% (5.875%), 12/31/2019 ............    2,725,000         2,384,375
United Mexican States, Floating Rate Discount Note
  (Detachable Oil Priced Indexed Value Recovery Rights),
  Series C, LIBOR plus .8125% (5.874%), 12/31/2019 ............    7,500,000         6,562,500
                                                                                   -----------
                                                                                    36,522,800
                                                                                   -----------

Morocco 2.4%
Kingdom of Morocco, Restructuring and Consolidation
  Agreement, Tranche A, Floating Rate Bond, LIBOR plus
  .8125% (5.906%), 1/1/2009 ...................................    5,529,226         4,844,984
                                                                                   -----------
Nigeria 1.9%
Central Bank of Nigeria, 6.25%, 11/15/2020 ....................    6,500,000         3,818,750

    The accompanying notes are an integral part of the financial statements.


18 SCUDDER EMERGING MARKETS INCOME FUND

--------------------------------------------------------------------------------

                                                                    Principal         Market
                                                                   Amount ($)        Value ($)
----------------------------------------------------------------------------------------------
Panama 2.8%
Republic of Panama, Interest Reduction Bond, Step-up
  Coupon, 4.25%, 7/17/2014 ....................................    2,875,000         2,141,875
Republic of Panama, Past Due Interest Bond, 6.5%,
  7/17/2016 ...................................................    4,708,626         3,531,469
                                                                                   -----------
                                                                                     5,673,344
                                                                                   -----------

Peru 3.3%
Republic of Peru, Floating Rate Interest Reduction Bond,
  3.75%, 3/7/2017 .............................................    9,950,000         5,472,500
Republic of Peru, Past Due Interest Bond, 4.5%, 3/7/2017 ......    1,870,000         1,159,400
                                                                                   -----------
                                                                                     6,631,900
                                                                                   -----------

Philippines 4.0%
Republic of the Philippines, 8.875%, 4/15/2008 ................    4,600,000         4,490,750
Republic of the Philippines, 9.875%, 1/15/2019 ................    3,700,000         3,589,000
                                                                                   -----------
                                                                                     8,079,750
                                                                                   -----------

Poland 0.6%
Republic of Poland, 7.75%, 7/1/2017 ...........................    1,350,000         1,292,625
                                                                                   -----------

Russia 7.0%
Russian Federation Principal Loan, Floating Rate Bond,
  LIBOR plus .8125% (6.0625%), 12/15/2020* ....................   33,045,000         3,056,663
Russian Ministry of Finance, 10%, 6/26/2007 ...................   15,014,000         7,431,930
Russian Ministry of Finance, 11.75%, 6/10/2003 ................    5,990,000         3,653,900
                                                                                   -----------
                                                                                    14,142,493
                                                                                   -----------

Slovak Republic 1.7%
Slovak Republic, 9.5%, 5/28/2003 ..............................    3,290,000         3,331,125
                                                                                   -----------

South Africa 2.6%
Republic of South Africa, 8.375%, 10/17/2006 ..................      890,000           867,750
Republic of South Africa, 8.5%, 6/23/2017 .....................    3,100,000         2,720,250
Republic of South Africa, 9.125%, 5/19/2009 ...................    1,720,000         1,730,750
                                                                                   -----------
                                                                                     5,318,750
                                                                                   -----------

Turkey 4.7%
Republic of Turkey, 11.875%, 11/5/2004 ........................    2,885,000         2,874,268
Republic of Turkey, 12%, 12/15/2008 ...........................    3,855,000         3,903,187
Republic of Turkey, 12.375%, 6/15/2009 ........................    2,625,000         2,651,250
                                                                                   -----------
                                                                                     9,428,705
                                                                                   -----------

Venezuela 7.3%
Republic of Venezuela, Collateralized Front Loaded Interest
  Reduction Bond, Series A, LIBOR plus .875% (6.875%),
  3/31/2007 ...................................................    2,321,410         1,845,521

    The accompanying notes are an integral part of the financial statements.


                                         SCUDDER EMERGING MARKETS INCOME FUND 19

--------------------------------------------------------------------------------

                                                                    Principal         Market
                                                                   Amount ($)        Value ($)
----------------------------------------------------------------------------------------------
Republic of Venezuela, Collateralized Front Loaded Interest
  Reduction Bond, Series B, LIBOR plus .875% (6.875%),
  3/31/2007 ...................................................    1,249,990           993,742
Republic of Venezuela, Debt Conversion Bond, Floating
  Rate Bond, Series DL, LIBOR plus .875% (6.3125%),
  12/18/2007 ..................................................   12,749,967        10,242,049
Republic of Venezuela Global, 9.25%, 9/15/2027 ................    2,240,000         1,507,520
                                                                                   -----------
                                                                                    14,588,832
                                                                                   -----------
----------------------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt Obligations
  (Cost $179,285,535) .........................................                    185,061,578
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $195,215,535) ........                    200,991,578
----------------------------------------------------------------------------------------------

*     Non-income producing security

(a) The cost for federal income tax purposes was $198,255,261. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $2,736,317. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,711,415 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,975,098.

    The accompanying notes are an integral part of the financial statements.


20 SCUDDER EMERGING MARKETS INCOME FUND

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments, at market (identified cost $195,215,535) .........  $  200,991,578
Cash ..........................................................             555
Receivable for investments sold ...............................       3,139,889
Interest receivable ...........................................       4,684,497
Receivable for Fund shares sold ...............................         303,876
Other assets ..................................................           1,376
                                                                 --------------
Total assets ..................................................     209,121,771

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased .............................      15,569,043
Payable for Fund shares redeemed ..............................         943,443
Accrued management fee ........................................         152,997
Other payables and accrued expenses ...........................         412,743
                                                                 --------------
Total liabilities .............................................      17,078,226
--------------------------------------------------------------------------------
Net assets, at market value                                      $  192,043,545
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Unrealized appreciation (depreciation) on investments .........       5,776,043
Accumulated net realized gain (loss) ..........................    (118,240,200)
Paid-in capital ...............................................     304,507,702
--------------------------------------------------------------------------------
Net assets, at market value                                      $  192,043,545
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per
   share ($192,043,545 / 25,730,471 shares of
   capital stock outstanding, $.01 par value,                    --------------
   100,000,000 shares authorized) .............................  $         7.46
                                                                 --------------

    The accompanying notes are an integral part of the financial statements.


                                         SCUDDER EMERGING MARKETS INCOME FUND 21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest ......................................................  $   20,836,245
                                                                 ---------------
Expenses:
Management fee ................................................       1,971,328
Services to shareholders ......................................         830,992
Directors' fees and expenses ..................................          49,560
Custodian and accounting fees .................................         322,468
Auditing ......................................................         100,323
Reports to shareholders .......................................          64,616
Legal .........................................................          12,877
Registration fees .............................................          55,557
Amortization of organization expense ..........................           2,645
Other .........................................................          39,993
                                                                 ---------------
                                                                      3,450,359
--------------------------------------------------------------------------------
Net investment income                                                17,385,886
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...................................................     (42,476,961)
Foreign currency related transactions .........................           1,062
                                                                 ---------------
                                                                    (42,475,899)
Net unrealized appreciation (depreciation) during the period on:
Investments ...................................................      54,250,141
Foreign currency related transactions .........................           1,503
                                                                 ---------------
                                                                     54,251,644
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           11,775,745
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $   29,161,631
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


22 SCUDDER EMERGING MARKETS INCOME FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              Years Ended October 31,
Increase (Decrease) in Net Assets                              1999             1998
-----------------------------------------------------------------------------------------
Operations:
Net investment income ..................................   $  17,385,886    $  30,428,293
Net realized gain (loss) from investment transactions ..     (42,475,899)     (78,736,321)
Net unrealized appreciation (depreciation) on investment
   transactions during the period ......................      54,251,644      (30,037,229)
                                                           -------------    -------------
Net increase (decrease) in net assets resulting from
   operations ..........................................      29,161,631      (78,345,257)
                                                           -------------    -------------
Distributions to shareholders from:
Net investment income ..................................     (17,161,638)     (29,195,726)
                                                           -------------    -------------
Net realized gains .....................................              --      (40,190,416)
                                                           -------------    -------------
Tax return capital .....................................      (1,702,384)              --
                                                           -------------    -------------
Fund share transactions:
Proceeds from shares sold ..............................      99,257,682      208,978,681
Net asset value of shares issued to shareholders in
   reinvestment of distributions .......................      16,206,909       60,819,849
Cost of shares redeemed ................................    (147,457,888)    (231,955,980)
                                                           -------------    -------------
Net increase (decrease) in net assets from Fund share
   transactions ........................................     (31,993,297)      37,842,550
                                                           -------------    -------------
Increase (decrease) in net assets ......................     (21,695,688)    (109,888,849)
Net assets at beginning of period ......................     213,739,233      323,628,082
                                                           -------------    -------------
Net assets at end of period ............................   $ 192,043,545    $ 213,739,233
                                                           -------------    -------------

Other Information
-----------------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning of period ..............      30,361,903       26,485,043
                                                           -------------    -------------
Shares sold ............................................      13,712,051       21,734,209
Shares issued to shareholders in reinvestment of
   distributions .......................................       2,279,508        5,912,049
Shares redeemed ........................................     (20,622,991)     (23,769,398)
                                                           -------------    -------------
Net increase (decrease) in Fund shares .................      (4,631,432)       3,876,860
                                                           -------------    -------------
Shares outstanding at end of period ....................      25,730,471       30,361,903
                                                           -------------    -------------

    The accompanying notes are an integral part of the financial statements.


                                         SCUDDER EMERGING MARKETS INCOME FUND 23

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------
Years Ended October 31,                        1999(a)    1998(a)    1997(a)    1996(a)        1995
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  7.04    $ 12.22    $ 12.98    $ 10.26       $ 11.05
                                               ------------------------------------------------------
Income from investment operations:
  Net investment income                            .63       1.04       1.06       1.20          1.14
  Net realized and unrealized gain (loss) on
  investments                                      .49      (3.71)       .46       2.71          (.82)
                                               ------------------------------------------------------
  Total from investment operations                1.12      (2.67)      1.52       3.91           .32
Less distributions:
  From net investment income                      (.64)     (1.01)     (1.10)     (1.19)        (1.11)
  From net realized gains on investment
  transactions                                      --      (1.50)     (1.18)        --            --
  From tax return on capital                      (.06)        --         --         --            --
                                               ------------------------------------------------------
  Total distributions                             (.70)     (2.51)     (2.28)     (1.19)        (1.11)
Net asset value, end of period                 $  7.46    $  7.04    $ 12.22    $ 12.98       $ 10.26
                                               ------------------------------------------------------
Total Return (%)                                 16.70     (27.60)     12.34      39.78(b)       3.46(b)

Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             192        214        324        305           169
Ratio of operating expenses to average daily
net assets (%)                                    1.75       1.56       1.49       1.44          1.50
Ratio of net investment income to average
daily net assets (%)                              8.82       9.97       8.03      10.05         12.83
Portfolio turnover rate (%)                      326.8      239.7      409.5      430.0         302.2

(a)   Based on monthly average shares outstanding during the period.

(b)   Total returns are higher due to maintenance of Fund expenses.


24 SCUDDER EMERGING MARKETS INCOME FUND

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                October 31, 1999

A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of the Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or


                                         SCUDDER EMERGING MARKETS INCOME FUND 25

--------------------------------------------------------------------------------

sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $115,201,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($60,953,000) or October 31, 2007 ($54,248,000), the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

It appears likely that of the Fund's income distributions for the fiscal year ending October 31, 1999, $1,702,384 will be treated as a non-taxable return of capital.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.


26 SCUDDER EMERGING MARKETS INCOME FUND

--------------------------------------------------------------------------------

Organization Costs. Costs incurred by the Fund in connection with its organization were deferred and amortized on a straight-line basis over a five-year period. B. Purchases and Sales of Securities

For the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $600,666,923 and $620,077,184, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 1999, the fee pursuant to these agreements amounted to $1,971,328, of which $152,997 is unpaid at October 31, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SSC aggregated $443,319, of which $61,881 is unpaid at October 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1999, the amount charged to the Fund by STC aggregated $56,013, of which $13,150 is unpaid at October 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SFAC aggregated $163,968, of which $26,591 is unpaid at October 31, 1999.


                                         SCUDDER EMERGING MARKETS INCOME FUND 27

--------------------------------------------------------------------------------

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended October 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $83,739.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1999, Directors' fees and expenses aggregated $49,560.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

E. Lines of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


28 SCUDDER EMERGING MARKETS INCOME FUND

Report of Independent Accountants
--------------------------------------------------------------------------------

            To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Emerging Markets Income Fund:

            In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

            Boston, Massachusetts                     PricewaterhouseCoopers LLP
            December 16, 1999


                                         SCUDDER EMERGING MARKETS INCOME FUND 29

Tax Information
--------------------------------------------------------------------------------
                                                                October 31, 1999

      Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


30 SCUDDER EMERGING MARKETS INCOME FUND

Officers and Directors
--------------------------------------------------------------------------------

 Nicholas Bratt*
    o  President

 Sheryle J. Bolton
    o  Director; Chief Executive Officer, Scientific Learning Corporation

 William T. Burgin
    o  Director; General Partner, Bessemer Venture Partners

 Keith R. Fox
    o  Director; Private Equity
       Investor

 William H. Luers
    o  Director; Chairman and President, U.N. Association of America

 Kathryn L. Quirk*
    o  Director, Vice President and Assistant Secretary

 Joan E. Spero
    o  Director; President, Doris Duke Charitable Foundation

 Thomas J. Devine
    o  Honorary Director; Consultant

 William H. Gleysteen, Jr.
    o  Honorary Director; Consultant; Guest Scholar, Brookings Institution

 Robert G. Stone, Jr.
    o Honorary Director; Chairman Emeritus of the Board and Director, Kirby Corporation

 Susan E. Dahl*
    o  Vice President

 Ann M. McCreary*
    o  Vice President

 Gerald J. Moran*
    o  Vice President

 M. Isabel Saltzman*
    o  Vice President

 John Millette*
    o  Vice President and Secretary

 John R. Hebble*
    o  Treasurer

 Caroline Pearson*
    o  Assistant Secretary

 *Scudder Kemper Investments, Inc.


                                         SCUDDER EMERGING MARKETS INCOME FUND 31

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds[
--------------------------------------------------------------------------------
 Money Market
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust
   Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
   Scudder Government Money Market
     Series -- Managed Shares*

 Tax Free Money Market+
   Scudder Tax Free Money Fund
   Scudder Tax Free Money Market
     Series -- Managed Shares*
   Scudder California Tax Free Money Fund**
   Scudder New York Tax Free Money Fund**

 Tax Free+
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund**
   Scudder Massachusetts Limited Term
     Tax Free Fund**
   Scudder Massachusetts Tax Free Fund**
   Scudder New York Tax Free Fund**
   Scudder Ohio Tax Free Fund**

 U.S. Income
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Corporate Bond Fund
   Scudder High Yield Bond Fund

 Global Income
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

 Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio

 U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Dividend & Growth Fund
   Scudder Growth and Income Fund
   Scudder Select 500 Fund
   Scudder S&P 500 Index Fund
   Scudder Real Estate Investment Fund

 U.S. Growth
 Value
   Scudder Large Company Value Fund
   Scudder Value Fund***
   Scudder Small Company Value Fund
   Scudder Micro Cap Fund

 Growth
   Scudder Classic Growth Fund***
   Scudder Large Company Growth Fund
   Scudder Select 1000 Growth Fund
   Scudder Development Fund
   Scudder 21st Century Growth Fund

 Global Equity
 Worldwide
   Scudder Global Fund
   Scudder International Value Fund
   Scudder International Growth and
     Income Fund
   Scudder International Fund++
   Scudder International Growth Fund
   Scudder Global Discovery Fund***
   Scudder Emerging Markets Growth Fund
   Scudder Gold Fund

 Regional
   Scudder Greater Europe Growth Fund
   Scudder Pacific Opportunities Fund
   Scudder Latin America Fund
   The Japan Fund, Inc.

 Industry Sector Funds
 Choice Series
   Scudder Financial Services Fund
   Scudder Heath Care Fund
   Scudder Technology Fund

 Preferred Series
   Scudder Tax Managed Growth Fund
   Scudder Tax Managed Small Company Fund


32 SCUDDER EMERGING MARKETS INCOME FUND

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Educational Accounts
--------------------------------------------------------------------------------
Retirement Programs
   Traditional IRA
   Roth IRA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
     Scudder Horizon Plan**[[
     Scudder Horizon Advantage**[[[

Educational Accounts
   Education IRA
   UGMA/UTMA
--------------------------------------------------------------------------------
Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The Korea Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder Global High Income Fund, Inc.
   Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

[ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*     A class of shares of the fund.

**    Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

[[ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

[[[ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                                         SCUDDER EMERGING MARKETS INCOME FUND 33

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Convenient ways to invest, quickly and reliably

      Automatic Investment Plan
      A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

      Automatic Dividend Transfer
      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

      QuickBuy
      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

      Payroll Deduction and Direct Deposit
      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions

      Scudder Automated Information Line: SAIL(TM) -- 1-800-343-2890 Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

      Scudder's Web Site -- www.scudder.com
      Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


34 SCUDDER EMERGING MARKETS INCOME FUND

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Retirees and those who depend on investment proceeds for living enjoy these convenient, timely, and reliable automated withdrawal programs

      Automatic Withdrawal Plan
      You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.

      Distributions Direct
      Automatically deposits your fund distributions into the bank account expenses can you designate within three business days after each distribution is paid.

      QuickSell
      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services

      Call a Scudder representative at
      1-800-SCUDDER

      Or visit our Web site at
      www.scudder.com

Please address all written correspondence to

      The Scudder Funds
      PO Box 2291
      Boston, Massachusetts
      02107-2291


                                         SCUDDER EMERGING MARKETS INCOME FUND 35

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group

About the Funds's Adviser

      Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

      Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

      Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

      This information must be preceded or accompanied by a current prospectus. Portfolio changes should not be considered recommendations for action by individual investors.